UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 14, 2026

AT&T INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-08610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (Par Value $1.00 Per Share)	T	New York Stock Exchange NYSE Texas
Depositary Shares, each representing a 1/1000th interest in a share of 5.000% Perpetual Preferred Stock, Series A	T PRA	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 4.750% Perpetual Preferred Stock, Series C	T PRC	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 5, 2026	T26D	New York Stock Exchange
AT&T Inc. 2.900% Global Notes due December 4, 2026	T26A	New York Stock Exchange
AT&T Inc. Floating Rate Global Notes due September 16, 2027	T27C	New York Stock Exchange
AT&T Inc. 1.600% Global Notes due May 19, 2028	T28C	New York Stock Exchange
AT&T Inc. Floating Rate Global Notes due August 17, 2028	T28E	New York Stock Exchange
AT&T Inc. 2.350% Global Notes due September 5, 2029	T29D	New York Stock Exchange
AT&T Inc. 4.375% Global Notes due September 14, 2029	T29B	New York Stock Exchange
AT&T Inc. 2.600% Global Notes due December 17, 2029	T9A	New York Stock Exchange
AT&T Inc. 0.800% Global Notes due March 4, 2030	T30B	New York Stock Exchange
AT&T Inc. 3.150% Global Notes due June 1, 2030	T30C	New York Stock Exchange
AT&T Inc. 3.600% Global Notes due August 3, 2030	T30E	New York Stock Exchange
AT&T Inc. 3.950% Global Notes due April 30, 2031	T31F	New York Stock Exchange
AT&T Inc. 2.050% Global Notes due May 19, 2032	T32A	New York Stock Exchange
AT&T Inc. 3.550% Global Notes due December 17, 2032	T32	New York Stock Exchange
AT&T Inc. 3.600% Global Notes due June 1, 2033	T33A	New York Stock Exchange
AT&T Inc. 5.200% Global Notes due November 18, 2033	T33	New York Stock Exchange
AT&T Inc. 3.375% Global Notes due March 15, 2034	T34	New York Stock Exchange
AT&T Inc. 4.150% Global Notes due August 3, 2034	T34E	New York Stock Exchange
AT&T Inc. 4.300% Global Notes due November 18, 2034	T34C	New York Stock Exchange
AT&T Inc. 2.450% Global Notes due March 15, 2035	T35	New York Stock Exchange
AT&T Inc. 3.150% Global Notes due September 4, 2036	T36A	New York Stock Exchange
AT&T Inc. 4.050% Global Notes due June 1, 2037	T37B	New York Stock Exchange
AT&T Inc. 2.600% Global Notes due May 19, 2038	T38C	New York Stock Exchange
AT&T Inc. 4.550% Global Notes due August 3, 2038	T38D	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 14, 2039	T39B	New York Stock Exchange
AT&T Inc. 7.000% Global Notes due April 30, 2040	T40	New York Stock Exchange
AT&T Inc. 4.250% Global Notes due June 1, 2043	T43	New York Stock Exchange
AT&T Inc. 4.875% Global Notes due June 1, 2044	T44	New York Stock Exchange
AT&T Inc. 5.050% Global Notes due August 3, 2045	T45B	New York Stock Exchange
AT&T Inc. 4.000% Global Notes due June 1, 2049	T49A	New York Stock Exchange
AT&T Inc. 4.250% Global Notes due March 1, 2050	T50	New York Stock Exchange
AT&T Inc. 3.750% Global Notes due September 1, 2050	T50A	New York Stock Exchange
AT&T Inc. 7.050% Global Notes due August 3, 2052	T52	New York Stock Exchange
AT&T Inc. 5.350% Global Notes due November 1, 2066	TBB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 14, 2026, Lori M. Lee, Global Marketing Officer & Senior Executive Vice President – International of AT&T Inc., announced she was retiring from the company effective December 31, 2026. On October 13, 2026, AT&T Inc. announced that it entered into an agreement to sell its wireless business in Mexico. In connection with this divestiture and other reorganizational efforts by the company, Ms. Lee’s role will be eliminated.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

(d)	Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: October 16, 2026	By:	/s/ Stacey Maris
Stacey Maris
Senior Vice President, Secretary and Chief Privacy Officer